Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) PRIVATE OR CONFIDENTIAL. SUCH EXCLUDED INFORMATION IS IDENTIFIED HEREIN WITH “[***].”

Certain annexes and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted achievement to the Securities and Exchange Commission on a confidential basis upon request.

AGREEMENT FOR EQUIPMENT RENTAL

This Agreement for Equipment Rental, together with the Exhibits identified herein (the “Agreement”) by and between PWRTEK, LLC, a Texas limited liability company (“Lessor”), and ProFrac GDM, LLC (“Lessee”), a Texas limited liability company, is effective as of April 28, 2025 (the “Effective Date”). Lessor and Lessee may sometimes herein be referred to individually as a “Party” or collectively, as the “Parties”.

WHEREAS, the Parties desire to enter this Agreement to establish the terms and conditions by which Lessor will lease to Lessee, and Lessee will lease from Lessor, certain equipment as further described herein; and

WHEREAS, this Agreement is being executed and delivered in connection with a sale-leaseback transaction between the Parties that was consummated on or about the Effective Date (collectively, the “Sale-Leaseback Transactions”).

NOW THEREFORE, in consideration of the mutual promises, conditions, and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

Agreement to Lease. Lessor hereby agrees to lease to Lessee the equipment described in Exhibit A and attached hereto, together with such ancillary equipment, personal property, and assets (“Ancillary Equipment”) identified at Schedule 2.01(c) of the Asset Purchase Agreement (“APA”) entered into by and between the Parties in connection with the Sale-Leaseback Transactions (collectively, the “Rental Equipment” and sometimes individually referred to as an “Item”), and Lessee hereby agrees to lease the Rental Equipment from Lessor, upon the terms and subject to the conditions of this Agreement. Lessor shall deliver or otherwise make the Rental Equipment available to Lessee at the location and on the date set forth in Exhibit B; provided, however, that the Parties agree that the Specified Rental Equipment (as defined below) shall be considered delivered and made available at the applicable Worksite (as defined below) as of the Effective Date.

2.

Ownership; Lessee’s First Priority Lien. Title and ownership to the Rental Equipment shall remain in Lessor, regardless of whether it is installed or attached to the real property of Lessee or the relevant member of the Lessee Group (as defined below). Lessee shall not remove from the Rental Equipment any serial number, model, insignia, name, or other indicia of ownership. The Rental Equipment shall remain personal property and never attach to or become a fixture or otherwise affixed to any realty. Lessee agrees to keep the Rental Equipment free from Liens, except for Permitted Liens as defined in Section 17. Lessee will give Lessor prompt written notice of any Liens that are not Permitted Liens of which it becomes aware. Lessee agrees, at its sole own expense, to take such action as may be necessary to remove or contest any such Liens. If Lessee fails to take action to remove or contest such Liens within a reasonable period of time after receipt of written demand from Lessor, Lessor shall have the right to pay or otherwise settle such Lien, or charge and recover reimbursement of such amount from Lessee. In the event that Lessee makes an assignment for the benefit of creditors, institutes any proceeding under any law relating to bankruptcy wherein Lessee seeks to be discharged of its debts, or to effect a plan of liquidation, composition or reorganization, or is subject to an involuntary proceeding under any bankruptcy laws that is not dismissed within sixty (60) days (each an “Insolvency Event”), then (a) Lessee shall be deemed to be in material breach of this Agreement, (b) this Agreement and the Rental Equipment shall not become an asset in any of such proceeding and (c) in addition to all other available remedies, Lessor shall be entitled to recover as liquidated damages the present value of all future rental payments owed by Lessee hereunder, all costs and expenses incurred by Lessor and any other amounts payable by Lessee under this Agreement as a result of such Insolvency Event. The Parties hereto agree that the nature of the transactions contemplated by this Agreement are unique, that it is difficult or impossible to determine with precision the specific amount of losses that might be incurred by Lessor and other members of the Lessor Group as a result of an Insolvency Event, that it would be impracticable to fix the actual damages resulting therefrom, and such liquidated damages are fair and reasonable under the circumstances and are not a penalty. The Parties hereby acknowledge and agree that Lessor has granted to Lessee a first priority lien and security interest in certain of the Rental Equipment in connection with the Sale-Leaseback Transactions and as set forth in the Note Documents (as defined in Section 17), and that nothing in this Agreement will be deemed to amend, restate, modify or supplement the Parties’ rights and obligations under the applicable Note Documents, or Lessee’s remedies under the Note Documents.

3.

Operation. Lessee shall at all times cause the Rental Equipment to be operated in accordance with the manufacturer’s and Lessor’s instructions and manuals, if any, provided to Lessee in writing (or that are otherwise in Lessee’s possession) and standard industry practice, by qualified, and licensed (as applicable) personnel and in material compliance with all governmental requirements. All Authorized Operators (as defined below) must have a valid operator’s license and required certifications to use any Rental Equipment to the extent such license or certification is required by applicable law. All Authorized Operators must be trained to operate the Rental Equipment in a good and workmanlike manner consistent with its designed use and shall cause each member of the Lessee Group to, comply with any and all applicable laws (including all applicable environmental and DOT regulations) and shall provide competent supervision for all Authorized Operators. Without the prior written consent of Lessor, Lessee shall not permit the use or transport of the Rental Equipment beyond the boundaries of the continental United States. For purposes of this Agreement, “Authorized Operators” means Lessee and members of the Lessee Group that have permission of Lessee to operate the Rental Equipment.

4.

Lease of Software and Digital Enhanced Equipment. The Parties acknowledge and agree that certain of the Rental Equipment may include or otherwise incorporate software, access to cloud infrastructure, remote operation equipment, proprietary source code, other trade secrets or Intellectual Property Rights (defined below), digitally enhanced equipment, including but not limited to the JP3 Measurement, LLC (“JP3”) Verax Analyzer (each an “Analyzer”), or the control systems embedded in the ESD fuel trailers. Accordingly, the following provisions shall apply:

(a)

Grant of Rights. Any such software or digitally enhanced equipment, including any Analyzers, shall be made available to Lessee on a non-exclusive and non-transferable (except in connection with a permitted assignment or sublease in accordance with Section 19) basis during the term of the relevant lease for the Rental Equipment, (i) solely for Lessee’s (or its Affiliate’s (as defined in Section 17) or permitted assignee’s or sublessee’s) internal purposes including, if applicable, to develop and use the Output (defined below), and not for resale to any third party, and (ii) in accordance with any additional Analyzer or other software or digitally enhanced equipment lease rights and limitations made available to Lessee in writing by Lessor. Lessee and its Authorized Operators may use any such software or digitally enhanced equipment, including any the Analyzer, only for the benefit of Lessee (or its Affiliate or permitted assignee or sublessee), and any company for whom Lessee (or an Affiliate or permitted assignee or sublessee) is providing services through its use and operation of the Rental Equipment, and Lessee will be responsible for the acts and omissions of its Authorized Operators with respect to the use of any such software or digitally enhanced equipment, including any Analyzers.

(b)

Output. Lessee will have the right to use the output from such software or digitally enhanced equipment, including any Analyzer (the “Output”), to develop or create any derivative analytics, metrics, tables, and other compilations (“Derivative Works”) solely for Lessee’s (or an Affiliate’s or permitted assignee’s or sublessee’s) internal business purposes, which includes the provision of services to third parties. Lessee will own all right, title and interest in and to such Derivative Works; provided that in the event that Lessor wishes to obtain a license to such Derivative Works, Lessor shall notify Lessee in writing, and the Parties agree to negotiate the terms of such a license in good faith for up to sixty (60) days from the date that Lessee receives Lessor’s request. In no event will Lessee or any Authorized Operators resell or license the Output to any third parties, provided, however, Lessee may disclose the Output to third parties in furtherance of Lessee’s internal business purposes. Lessor will not, and will not permit any Authorized Operators or third parties to, use the Output in violation of any applicable laws or expert such Output outside the United States. Lessor shall, at its own normal and customary expense, ensure that all Output is reliably ingested, processed, and transmitted to the end user, thereby maintaining ordinary data integrity and continuity across digitally enhanced Items of Rental Equipment; provided that (i) the Rental Equipment remains free from damage and neglect, (ii) environmental conditions do not prevent transmission, and (iii) no modification to Lessee’s data systems, or other limitations outside those contemplated as of the Effective Date are imposed. Notwithstanding the foregoing, damage/repairs to the Rental Equipment and failures of the Lessee’s systems all remain the sole responsibility of the Lessee.

(c)

Lessor Service Obligations. Lessor shall, at its sole cost and expense, provide services to support Lessee’s use of the Rental Equipment, software, information and other rights licensed to Lessee pursuant to this Section 4, including without limitation, installation services and regular support and maintenance (including replacements and updates), for each Analyzer and its associated applications and hardware (“Lessor Service Obligations”). Lessor’s Service Obligations shall be consistent in all material respects in terms of scope and quality to such services, support, and maintenance previously provided by JP3 to Lessee or its Affiliates in connection with the Analyzers prior to the Effective Date (and no other services); it being agreed that the Lessor Service Obligations will be performed in a professional and workmanlike manner consistent with generally accepted industry standards. Any existing purchase orders or other agreements as between JP3, on the one hand, and Lessee or any of its Affiliates, on the other hand, regarding the Analyzer or services covered by this Section 4 shall be deemed terminated as of the Effective Date without further compensation to JP3 (other than payment owed in respect of any unpaid invoices for services rendered prior to the Effective Date), it being the intention of the Parties that the rental payments provided for under this Agreement is consideration for the licenses granted pursuant to this Section 4 and the Lessor Service Obligations.

(d)

Lessor Warranties. Lessor warrants to Lessee that: (i) it has all necessary limited liability company authority to execute and deliver this Agreement and (ii) assuming the accuracy of the representations and warranties given by Lessee to Lessor with respect to the Acquired Assets (as defined in APA) in connection with the Sale-Leaseback Transactions, (A) Lessor has the authority to grant the licenses described this Section 4 to Lessee and the grant of such licenses will not violate any agreement to which Lessor is a party or is bound (the “License-Related Warranties”). Notwithstanding the foregoing or anything herein to the contrary, Lessor’s warranties with respect to any equipment (including Analyzers), software, applications, or information owned or licensed by Lessor or its Affiliate (collectively, the “Lessor Assets”) prior to the Effective Date hereof is not qualified in any respect by the accuracy of any representation or warranty given by Lessee.

(e)

No Other Rights. Except for the limited rights expressly set forth in this Agreement (including this Section 4) and in the license described at Section 16, no additional rights with respect to any software or digitally enhanced equipment, including any Analyzers, are granted to Lessee, and Lessor and each member of the Lessor Group hereby reserves all rights not expressly granted to Lessee under this Agreement.

5.	Delivery and Acceptance of Rental Equipment.

(a)

The Rental Equipment is to be delivered to the Worksite specified in Exhibit B and shall be deemed to have been accepted by Lessee for all purposes under this Agreement upon the date indicated on an acceptance certificate executed by Lessee or upon acceptance of the Rental Equipment at the designated Worksite; provided, however, that the Rental Equipment notated with an asterisk (*) in Exhibit A and the Ancillary Equipment shall not require any delivery or acceptance, it being agreed that such Rental Equipment is being leased to Lessee on an “as is” and “where is” basis, without any representations or warranties regarding its present condition, expressed or implied (collectively, the “Specified Rental Equipment”) and the Parties agree such Specified Rental Equipment has been delivered to the applicable Worksite as of the Effective Date. However, if any Specified Rental Equipment is under warranty from the original equipment manufacturer and to the extent Lessor is a beneficiary of that warranty, then Lessor will use commercially reasonable efforts to pass such warranty through to Lessee. “Worksite” means the location(s) in the continental United States where Lessee intends to use, maintain, repair, transport, and/or store the Rental Equipment. Unless the context otherwise clearly indicates, all references to a Worksite in the singular include the plural, provided that multiple locations are described on Exhibit A.

(b)

The Rental Equipment will be used and kept at Lessee’s Worksite(s) and may be moved to other locations (including for the avoidance of doubt, the job sites of Lessee’s customers that are in the continental United States) as necessary as determined by Lessee. If the Worksite for any Item of Rental Equipment is changed by more than 500 miles from the Worksite described on Exhibit A, Lessee shall promptly, and in any event with thirty (30) calendar days, notify Lessor in writing of such change.

(c)

Except as expressly set forth in this Agreement, Lessor agrees not to interfere with Lessor’s possession, use, or operation of the Rental Equipment during the applicable Lease Term. In furtherance of the preceding, Lessor shall not intentionally cease to transmit information to the Rental Equipment that is necessary for the proper use and operation of such Rental Equipment.

6.

Return. It is Lessee’s responsibility to coordinate return of each Item of Rental Equipment to a mutually agreed upon location upon expiration or termination of the applicable lease term set forth on Exhibit B for the specific Item of Rental Equipment. In the absence of a mutually agreed alternative location, Lessee will be deemed to have returned the Rental Equipment for purposes of this Agreement by making it available at the Drop-Off Location specified in Exhibit B. Lessor will promptly acknowledge receipt of the returned Rental Equipment and inspect the Rental Equipment within a reasonable time after termination of the applicable underlying lease with respect to any Item of Rental Equipment. Lessee shall return the Rental Equipment to Lessor in substantially the same condition as received, ordinary wear and tear excepted; provided that for purposes of this Agreement ordinary wear and tear shall not consist of any damage caused by Lessee or Lessee Group’s: (a) negligence, accident, fire, improper storage, severe or extreme weather, failure or neglect to inform Lessor of known repairs as needed, or failure to perform maintenance as agreed upon in this Agreement; (b) unauthorized modification, repair, or use of the Rental Equipment; or (c) use or handling of the Rental Equipment in a manner that violates Section 3 of this Agreement. Lessor shall inform Lessee of any damage identified by Lessor within thirty (30) days of the Rental Equipment’s return, and Lessee shall reimburse Lessor within ninety (90) days thereof for the reasonable costs to return such Rental Equipment to the return condition required by this Section 6.

7.	Warranty and Inspection.

(a)

Lessor warrants that (i) it has such title to the Rental Equipment as Lessee has transferred to Lessor on the Effective Date pursuant to the Sale-Leaseback Transactions and (ii) assuming the accuracy of the representations and warranties given by Lessee to Lessor with respect to the Acquired Assets (as defined in the APA) in connection with the Sale-Leaseback Transactions, Lessor has the necessary right to use all patents, trade secrets, or other intellectual property related to the Rental Equipment to allow the Rental Equipment to operate in the same manner as operated by Lessee prior to the Effective Date. Except for the Specified Rental Equipment, which are being leased to Lessee on an “as is” and “where is” basis, Lessor represents and warrants that at the time of delivery to Lessee the Rental Equipment substantially conforms to the specifications set forth in this Agreement and is free of material defects. In no event does Lessor warrant that any software provided with or embedded in the Rental Equipment is error-free or that Lessee will be able to operate such software without problems or interruptions. If any software or digitally enhanced equipment is under warranty from the original manufacturer, and to the extent Lessor is a beneficiary of that warranty, then Lessor will use commercially reasonable efforts to pass such warranty through to Lessee.

(b)

Any claims related to the foregoing warranties set forth in Section 7(a) and Section 4(d) shall be made in writing within a reasonable time of discovery, not to exceed thirty (30) days from the date of discovery.

(c)

Except for the Specified Rental Equipment, which is being made available on an “as-is” and “where is” basis, Lessee shall inspect the Rental Equipment within forty-eight (48) hours after the Lessee has gained custody or control of the Rental Equipment from the Lessor (the “Inspection Period”) and will promptly (and in any event within twenty-four (24) hours following the expiration of the Inspection Period) notify Lessor of any material defects, nonconforming specifications or calibrations or of any part of the Rental Equipment that is in poor or unacceptable mechanical condition. For the avoidance of doubt, any claims made pursuant to section 7(b) shall not be subject to any Inspection Period. Lessor shall promptly repair or replace any such rejected Rental Equipment, or part thereof, after receipt of notice by Lessee of such rejection.

(d)

After the Inspection Period has ended, Lessee’s acceptance or use of the Rental Equipment constitutes Lessee’s acknowledgement that the Rental Equipment is in acceptable working condition at that time. Lessee bears risk of loss or damage to the Rental Equipment until such Rental Equipment is returned to Lessor in accordance with this Agreement.

(e)

THE FOREGOING WARRANTIES AND THE LICENSE-RELATED WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ANY AND ALL OTHER EXPRESS, ORAL, OR IMPLIED WARRANTIES, GUARANTEES, CONDITIONS OR TERMS OF WHATEVER NATURE RELATING TO THE RENTAL EQUIPMENT, GOODS, AND SERVICES PROVIDED HEREUNDER, INCLUDING, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR INFRINGEMENT OF THIRD-PARTY RIGHTS, WHICH ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

8.	Damage, Repair and Risk of Loss.

(a)

Lessee shall promptly notify Lessor of any damage caused to the Rental Equipment (other than damage that is immaterial to the value of the Rental Equipment), and submit pictures taken of all damage and all reports and information pertaining to the damage provided to any third-party insurer or governmental authority. Except as expressly set forth below, the Rental Equipment may not be repaired or altered by any third party without the prior written approval of Lessor. Lessor Group shall use commercially reasonable efforts to repair the damaged Rental Equipment in a timely manner and Lessee shall reimburse Lessor for the documented, reasonable cost of repair of such damage. To the extent any Item of Rental Equipment is, in Lessor’s reasonable estimation, lost or damaged beyond repair during the term of the applicable underlying Lease for the Rental Equipment, Lessee shall, at its option, replace such item of Rental Equipment with like kind equipment or reimburse Lessor for the Rental Equipment’s fair market replacement value before it was lost or damaged beyond repair, less ordinary wear and tear. As between Lessor and Lessee, risk of loss, damage and insurance responsibilities for the Rental Equipment shall pass from Lessor to Lessee upon (a) the Effective Date with respect to Specified Rental Equipment and (b) the date of delivery of any other Rental Equipment to Lessee, and in each case will remain with Lessee until the Rental Equipment is returned to Lessor. During the term of this Agreement, Lessee will procure and continuously maintain and pay for all risk insurance against loss of and damage to the Rental Equipment for not less than the market value of the Rental Equipment. In no event shall Lessor be liable to Lessee as a result of any down-time required to repair any damaged or destroyed Rental Equipment, and in no event shall Lessee be relieved of its obligations under this Agreement (including with respect to the payment of the fees and expenses set forth in Exhibit B) as a result of such down-time or loss. Notwithstanding the preceding,

Lessee may (i) make repairs itself, use an Affiliate or a third party vendor; provided that such service provider is a vendor that Lessee or its Affiliate has used in the ordinary course of operating the Item or equipment similar to such Item prior to the Effective Date; provided further that the reasonable cost to repair any Item must be less than 25% of the book value of the Item (as determined by Lessor) or (ii) if the reasonable cost to repair is greater than 25% of the book value of the Item (as determined by Lessor), make repairs itself, use an Affiliate or a third party vendor, but only with the advance written consent of the Lessor (with email being sufficient).

(b)	Lessor agrees that it shall bear the risk of loss arising from any repairs undertaken by Lessor Group, and shall maintain any insurance coverage as may be required by the Note Documents.

9.

Maintenance. Lessee is responsible for the performance and cost of the regular care and cleaning of the Rental Equipment associated with the normal operation and use of the Rental Equipment. This includes regular inspection, adjustments, lubrication, fuel, and any other maintenance needed for the proper care and operation of the Rental Equipment. Lessor is responsible for all Original Equipment Manufacturer (OEM) preventative maintenance services to the extent described in Exhibit A. Lessee agrees to not make any modifications to any Item of Rental Equipment without Lessor’s written consent (with email being sufficient), but such consent shall not be required for (i) any modification or maintenance required hereunder or by applicable law, or (ii) any modification the cost of which is less than 25% of the book value of the Item (as determined by Lessor) and provided such modification does not diminish the overall value of the equipment. Lessee agrees to perform any additional maintenance responsibilities ordinarily required or otherwise described in Exhibit A. In no event shall Lessor be liable to Lessee as a result of any down-time required to implement any maintenance, and in no event shall Lessee be relieved of its obligations under this Agreement (including with respect to the payment of the fees and expenses set forth in Exhibit B) as a result of such maintenance.

10.

Access to Lessee Worksite. Lessee hereby authorizes and will enable Lessor, upon reasonable advance written notice, to physically and remotely access the Rental Equipment on the Worksite (or otherwise) as reasonably required to perform its obligations under this Agreement. Lessor will comply with Lessee’s reasonable and documented security procedures for such access. Except as it pertains to Lessee’s Confidential Information or Intellectual Property, Lessee will provide Lessor with access to the Worksite or another of Lessee’s site where the Rental Equipment is to be installed, maintained, repaired or operated, the Lessee’s data and materials required for the installation, commissioning and performance of any software or digitally enhanced equipment, including any Analyzer, and designated Lessee personnel as reasonably required to perform its obligations under this Agreement. Lessee will not disconnect the systems enabling the provision of any Output, or block or interfere with the internet connection necessary for the provision of the Output. Lessee understands that any software or digitally enhanced equipment, including any Analyzer’s performance is dependent in part on Lessee’s actions and performance of certain obligations including, providing Lessor with access, data and materials. Accordingly, Lessee will timely perform its obligations hereunder. However, in no event shall Lessor’s access to the Rental Equipment interfere with Lessee’s normal operations.

11.	Payment and Invoicing.

(a)

Pricing. Pricing shall be as set forth in Exhibit B, which is attached hereto and incorporated by reference. The fees for the Rental Equipment shall begin accruing on the Start Date for Rental Payments as described at Exhibit B with respect to the specified Item of Rental Equipment, and shall continue until the expiration or termination of the applicable lease term set forth in Exhibit B. The rates and prices in Exhibit B may only be modified by a written amendment signed by authorized representatives of the Parties. Notwithstanding the preceding sentences in this Section 11(a), in the event that Lessor enters into an agreement with a third party or a non-controlled Affiliate (each, a “Third Party Agreement”) providing for the lease of any equipment that is the same or substantially similar to any Item of Rental Equipment at a lower day rate than the day rate then in effect under Exhibit B for such same or similar Item, then within ten (10) business days after executing such agreement Lessor shall notify Lessee of such Third Party Agreement and provide such information or documents to Lessee as is reasonably requested, after which Lessee shall give Lessor the opportunity to meet and explain any rationale as to why more favorable economic terms should not be extended to this Agreement. Lessee shall thereafter have the option to claim the more favorable economic terms granted in the Third Party Agreement by giving written notice thereof within ten (10) business days following the meeting of the Parties. If requested by Lessee in writing, the Parties will execute an amendment to this Agreement to set forth any such amended terms in Exhibit B. Lessor shall maintain records pertaining to compliance with the terms of this Section 11(a), including any relevant lease terms and invoicing, for a period of not less than three (3) years after the expiration of the Term of this Agreement. During the Term and for such two-year period after the expiration of the Term, Lessee may, upon written reasonable advance notice and during normal business hours, audit the records of Lessor relating to Third Party Agreements, if any.

(b)

Invoicing. Lessor shall submit invoices to Lessee electronically via the OpenInvoice system. Invoices are due and payable forty-five (45) days after receipt by Lessee via ACH transfer to Lessor. Any costs incurred by Lessor in collecting unpaid invoice amounts or any other sum of money due under the Agreement or an Exhibit thereto, including, but not limited to, reasonable attorneys’ fees incurred by Lessor, will be paid by Lessee.

(c)

Event of Default. Lessee shall be in default for nonpayment of any unpaid portion of any invoice if non-payment continues for a period of thirty (30) days from the date when due, provided such payment is not subject to Lessee’s bona fide dispute. If no payment has been received by Lessor within ten (10) Business Days after Lessee’s receipt of written notice of default, then Lessor, at its option, may (i) terminate this Agreement, upon notice to Lessee of termination or (ii) upon forty-eight (48) hours written notice, take possession of any or all of the Rental Equipment. The Parties agree that the pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any unpaid rental payments.

(d)

Lessee Offset. Lessee, at its sole option, may choose to offset rental payments due under this Agreement, including such amounts provided at Section 11(b), against the Note (as defined in Section 17) (each, a “Lessee Offset Payment”) on up to two (2) occasions in any consecutive twelve (12) month period commencing on or after January 1, 2026. Such Lessee Offset Payment shall reduce the principal of the Note on a dollar for dollar basis and shall not be subject to any Make-Whole Amount (as defined in the Note). Should Lessee elect to make a Lessee Offset Payment, Lessee will provide notice of such election to Lessor on or before the time provided at Section 11(c) above. For avoidance of doubt, all rental payments shall begin to accrue for all Rental Equipment as of the Start Date for Rental Payments as set forth in Exhibit B, with respect to the specified Item of Rental Equipment irrespective of if such equipment is in service as of such date.

(e)

Taxes. Invoice payments are exclusive of all taxes arising from, or due in connection with, this Agreement or the lease of the Rental Equipment. Lessee will pay when due, or promptly reimburse Lessor for payment of, all such taxes (other than Lessor’s federal, state, or local net income taxes or that otherwise are not in the nature of rental or lease taxes) imposed on the Rental Equipment. Lessee may, in good faith and through appropriate legal proceedings and upon advance written notice to Lessor, contest the validity, applicability, or amount of any taxes for which Lessee is solely responsible under this Agreement. For that limited purpose, Lessor hereby appoints Lessee as its agent and attorney-in-fact to make such tax filings and/or payments on behalf of Lessor where the incidence thereof falls on Lessor. Lessor will use commercially reasonable efforts to provide any information reasonably requested by Lessee in connection with Lessee’s preparation and filing of such tax reports, renditions, returns or information statements, at the sole cost and expense of Lessee.

(f)

Security Interest. The Parties intend and agree that, if this Agreement is recharacterized under applicable law as a secured financing or a lease intended for security, this Agreement shall be deemed a security agreement and Section 1 hereof shall be deemed to grant Lessor by Lessee a lien on and first priority security interest in the Rental Equipment and all proceeds thereof, to secure the payment of Lessee’s obligations under this Agreement. Lessor and Lessee each agree to execute, acknowledge, deliver, file, and record, or cause to be executed, acknowledged, delivered, filed, and recorded such further documents (including without limitation UCC financing statements), and to do all such things and acts, necessary to ensure that such security interest would be a perfected first priority security interest under applicable law.

(g)

Lessor Offset. Lessor, at its sole option, may choose to offset any amounts due under this Agreement (including such amounts provided at Section 11(b)), in each case, that are past due by more than 75 days (each, a “Lessor Offset Payment”) against amounts outstanding under the Note. Such Lessor Offset Payment shall reduce the principal of the Note on a dollar for dollar basis and shall not be subject to any Make-Whole Amount (as defined in the Note).

12.	Intellectual Property Rights, Confidential Information and Additional Restrictions on Use.

(a)

In the event that the use or operation of any Rental Equipment is found to be infringe upon on third party’s Intellectual Property Rights and so long as use of such Rental Equipment is in accordance with Lessor’s instructions and is not altered, modified, or otherwise misused by Lessee or an Authorized Operator and such alteration, modification, or misuse is the cause of the infringement, Lessor shall use commercially reasonable efforts to promptly replace the infringing Rental Equipment at Lessor’s sole cost and expense with like or similar non-infringing Rental Equipment.

(b)

No member of the Lessee Group shall use Lessor’s Intellectual Property Rights as it relates to the Rental Equipment or Output other than as authorized in this Agreement and the license described at Section 16 herein (should such license be entered into by the Parties). Neither party will publish or release the other Party’s confidential materials or information obtained as a result of this Agreement without the other Party’s prior written approval.

(c)

“Intellectual Property Rights” means any and all intellectual property rights throughout the world, including, without limitation, the following: (i) all trademarks (including common law trademarks), trade names, service marks, logos, or trade dress, including all registrations and applications therefor, including intent-to-use applications (collectively “Trademarks”) and all goodwill associated with the Trademarks; (ii) all copyrights, moral rights, and other rights in works of authorship, including all registrations and applications therefor; (iii) all classes and types of patents and patent applications worldwide, including any provisional applications, invention certificates, and government grants for invention protection and all reexaminations, reissues, extensions, renewals; applications and rights to file applications for any of the foregoing, patentable ideas, inventions, innovations, and improvements; (iv) all know-how and trade secrets; (v) all methodologies, processes, models, encoding techniques, applications, product information, formulae, engineering specifications, technical data, drawings, schematics, proprietary tools, utilities, standards, procedures, concepts, work approaches, and techniques; (vi) all software programs in both source code and object code format, including all testing software and software tools; and (vii) all pricing information and formulas, documentation, records, databases, drafts, designs, codes, drawings, and algorithms. Except as may otherwise be provided by the license described at Section 16 herein, should such license be entered into by the Parties, in the event that Lessor (or its parent or other direct or indirect subsidiary of Flotek Industries, Inc.) has Intellectual Property Rights related to the Rental Equipment furnished by Lessor hereunder and Lessor makes any improvements on or to such technology, or develops new technology or inventions, then Lessor shall own all such technology, inventions, improvements, including drawings, specifications, calculations and other documents.

(d)

Lessee will not directly or indirectly, do or permit to be done any of the following: (i) copy or modify or create derivative works of the Rental Equipment or it’s Outputs, except as necessary to develop Output and Derivative Works as permitted under this Agreement; (ii) publish, sublicense, sell, market or distribute the Rental Equipment or it’s Outputs except as expressly permitted under this Agreement; (iii) reverse engineer, decompile, disassemble or otherwise attempt to gain access to the source code from the Rental Equipment or it’s Outputs; (iv) use the Rental Equipment or associated documentation in violation of any applicable law, including export laws; (v) remove any proprietary notices from the Rental Equipment, documentation or any other materials furnished or made available hereunder; (vi) use or access the Rental Equipment or it’s Outputs in order to (1) build a competitive product or service, or (2) copy any features, functions or graphics of the Rental Equipment; (vii) make the Rental Equipment or it’s Outputs available to anyone other than Lessee’s or Lessee’s Affiliate’s or permitted sublessee’s personnel for the benefit of Lessee and Lessee’s customers; (viii) interfere with or disrupt the integrity or performance of the Rental Equipment or any data contained therein; (ix) attempt to gain unauthorized access to the Lessor’s or any member of the Lessor Group’s platform or its related data, systems or networks; (x) use the Rental Equipment to store or transmit infringing, libelous, or otherwise unlawful or tortious material, or to store or transmit material in violation of third party privacy rights; (xi) publish or disclose to third parties any evaluation of the Rental Equipment or it’s Outputs without Lessor’s prior written consent; (xii) publish or disclose to third parties any data or information on Lessee’s results from using the Rental Equipment, without Lessor’s prior written consent; or (xiii) perform vulnerability, load or any other test of the Lessor’s or any member of the Lessor Group’s platform without Lessor’s prior written consent.

13.	Indemnification; Limitation of Liability.

(a)	Definitions

(i)

“Lessee Group” means (i) Lessee, its parent, subsidiaries, and Affiliates (other than Lessor Group), and its and their contractors and subcontractors (other than Lessor and Lessor Group); (ii) the operator or customer for whom or which Lessee is performing work, and its and their working interest owners, co-lessees, co-owners, partners, joint venturers, if any, and its and their respective parents, subsidiaries, and Affiliates; (iii) the contractors and subcontractors of the operator or customer for whom or which Lessee is performing work; and (iv) the respective managers, officers, directors, employees, agents, representatives, consultants, invitees and licensees of all of the foregoing.

(ii)

“Lessor Group” means (i) Lessor, its parent, and Flotek Industries, Inc. and each of its direct and indirect subsidiaries, and its and their contractors and subcontractors and (ii) the respective managers, officers, directors (acting in their capacity as a director), shareholders, partners, members, employees, agents, representatives, consultants, invitees, and licensees of all of the foregoing.

(iii)

“Claim” means any claim, liability, loss, demand, damage, lien, cause of action of any kind, order, subpoena, obligation, cost, expense, royalty, fee assessment, duty, charge, penalty, fine, judgment, interest, or award (including attorney’s fees and costs of litigation of the person asserting the Claim), whether arising by law, contract, tort, voluntary settlement, or in any other manner.

(b)

Indemnification by Lessee. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSOR GROUP FROM ANY AND ALL THIRD-PARTY CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF LESSOR GROUP ARISING FROM (i) LESSEE AND/OR LESSEE GROUP’S ACCEPTANCE, POSSESSION, TRANSPORT, USE, OPERATION, CONTROL, MAINTENANCE, RETURN, DAMAGE TO THE RENTAL EQUIPMENT DURING THE APPLICABLE TERM, INCLUDING SUCH MATTERS BASED IN NEGLIGENCE AND STRICT LIABILITY IN TORT, ENVIRONMENTAL LIABILITY, STATUTORY LIABILITY OR, IF RESULTING FROM THE ACTS OR OMISSIONS OF LESSEE GROUP, INFRINGEMENT (ii) DAMAGE TO PROPERTY (REAL OR PERSONAL), INJURY OR DEATH TO ANY PERSONS (INCLUDING BUT NOT LIMITED TO LESSEE GROUP), (iii) FAILURE BY LESSEE GROUP TO COMPLY WITH APPLICABLE LAWS, REGULATIONS OR ORDINANCES, (iv) THE LOSS OF USE, OR SEIZURE OF THE RENTAL EQUIPMENT AS A RESULT OF THE ACTS OR OMISSIONS OF LESSEE GROUP (vi) ANY DIMINUTION IN VALUE OR LIABILITY RELATED TO CONTAMINATION OF OR ENVIRONMENTAL IMPACT OR DAMAGE TO ANY PROPERTY ON WHICH ANY EQUIPMENT OPERATES; (vii) THE CONTAMINATION OF OR ENVIRONMENTAL IMPACT OR DAMAGE TO ANY PROPERTY OF ANY PERSON OR ENTITY; AND (viii) ANY ENVIRONMENTAL CONTAMINATION OR DAMAGE TO A WORKSITE OR LOCATION PHYSICALLY PROXIMATE TO SUCH WORKSITE. LESSEE’S OBLIGATION TO INDEMNIFY LESSOR GROUP SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. IN JURISDICTIONS IN WHICH THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION IS BROADER THAN THAT ALLOWED BY APPLICABLE LAW, THIS SECTION SHOULD BE INTERPRETED AS PROVIDING THE BROADEST INDEMNIFICATION PERMITTED AND SHOULD BE LIMITED ONLY TO THE EXTENT NECESSARY TO COMPLY WITH SAID LAW. TO THE EXTENT CONFLICTING, THIS SECTION 13(b) SHALL CONTROL OVER SECTION 13(c) WITH RESPECT TO ALL THIRD PARTY CLAIMS.

(c)

Mutual Indemnification. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSEE SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSOR GROUP FROM ANY AND ALL CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF THE LESSOR GROUP ARISING FROM BODILY INJURY TO, ILLNESS OR DEATH OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF LESSEE GROUP, AND FOR DAMAGE TO PROPERTY (WHETHER REAL OR PERSONAL, OWNED OR LEASED) OF LESSEE GROUP WHICH ARISES OUT OF, IN CONNECTION WITH, INCIDENT TO OR RESULTS DIRECTLY OR INDIRECTLY FROM THE OPERATION OF THE RENTAL EQUIPMENT (REGARDLESS OF FAULT); PROVIDED THAT THE PRECEDING INDEMNITY SHALL NOT APPLY TO THE EXTENT THAT SUCH BODILY INJURIES, ILLNESSES, DEATHS OR DAMAGE TO PROPERTY ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF LESSOR GROUP. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, LESSOR SHALL DEFEND, INDEMNIFY, AND HOLD HARMLESS, ON AN AFTER TAX BASIS, LESSEE GROUP FROM ANY AND ALL CLAIMS WHICH ARE INCURRED BY, ACCRUED, ASSERTED, MADE OR BROUGHT AGAINST, OR RECOVERABLE FROM ANY OF THE LESSEE GROUP ARISING FROM BODILY INJURY TO, ILLNESS OR DEATH OF ANY EMPLOYEE, AGENT OR REPRESENTATIVE OF LESSOR GROUP, AND FOR DAMAGE TO PROPERTY (WHETHER REAL OR PERSONAL, OWNED OR LEASED, BUT EXCLUDING ALL RENTAL EQUIPMENT) OF LESSOR GROUP WHICH ARISES OUT OF, IN CONNECTION WITH, INCIDENT TO OR RESULTS DIRECTLY OR INDIRECTLY FROM THE OPERATION OF THE RENTAL EQUIPMENT (REGARDLESS OF FAULT); PROVIDED THAT THE PRECEDING INDEMNITY SHALL NOT APPLY TO THE EXTENT THAT SUCH BODILY INJURIES, ILLNESSES, DEATHS OR DAMAGE TO PROPERTY ARE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF LESSEE GROUP.

(d)	Lessee agrees that the preceding indemnification obligations shall be supported by insurance to be provided by Lessee in the types and amounts set forth in Section 8 or Section 14.

(e)

Each Party shall give prompt notice to the other Party of any Claims for which such Party may have an indemnity obligation under this Section, but failure to so notify shall not reduce the indemnity obligations hereunder except to the extent that the indemnifying Party is actually prejudiced by such failure. The Parties shall cooperate in good faith with each other in the defense of any Claims.

(f)

Notwithstanidng anything in this Agreement to the contrary, in no event will either Party be liable to the other for indirect, special, punitive or incidental damages arising out of this Agreement, except to the extent awarded to a third party or resulting from Lessee’s breach of this Agreement with regard to Lessor or a member of the Lessor Group’s Intellectual Property Rights.

14.

Insurance. For the duration of this Agreement, Lessee shall carry and maintain at its own expense, on forms and from reliable insurance companies authorized to do business in the state or area in which the work is to be performed hereunder, the following minimum insurance coverages:

(a)

Commercial General Liability Insurance, including coverage for products, contractual liability, protecting against liability for property damage and personal injury or death arising out of the possession, use, operation, maintenance, and repair of the Rental Equipment, with limits of liability of not less than $10,000,000 million per occurrence;

(b)

Automobile Liability Insurance, to include all owned, hired, and non-owned vehicles, protecting against liability for property damage and personal injury or death arising out of the possession, use, operation, and transportation of the Rental Equipment, with limits of liability not less than $5,000,000 each occurrence;

(c)

Property and/or Equipment Insurance for loss or damage to Lessor’s equipment and machinery used in performance of work set forth in this agreement, including loss or damage during loading, unloading, and while in transit, and including coverage for fire suppression;

(d)	Excess Liability Insurance with limits of liability of not less than $10,000,000 Occurrence/Aggregate for Bodily Injury and Property Damage in excess of the coverage listed;

(e)

Workers’ compensation insurance, in accordance with all applicable state and federal laws, with limits of at least the statutory minimum or $5,000,000.00, whichever is greater and employer’s liability insurance with limits not less than $1,000,000 per accident, per injury, and per employee;

(f)	With respect to the coverages above, limit requirements can be satisfied via the required policy or via a combination of the required policy and excess liability policies;

(g)	Lessor shall be added as loss payee (or Lessee will provide a blanket loss payee endorsement) under the Property/Equipment Insurance policy; and

(h)	Each policy will provide for a waiver of subrogation, primary non-contributory, and additional insured endorsement in favor of Lessor for the above referenced coverages.

15.

Term and Termination. The term of this Agreement shall commence on the Effective Date of this Agreement and shall continue until the later of (a) seventy-two (72) months from the Effective Date and (b) the date on which the lease term for all of the Rental Equipment as set forth in Exhibit B has expired, in each case unless otherwise agreed between the Parties (the “Lease Term”). Termination of this Agreement shall not relieve either Party of its respective obligations accrued prior to the date of termination.

16.

Right of First Offer. Until the termination of this Agreement in accordance with its terms, Lessee agrees that if it or any of its Affiliates (including ProFrac Holdings II) desire to lease natural gas conditioning assets similar to those assets that are the subject of this Agreement, Lessee or its Affiliates will first offer such leasing opportunity to Lessor by providing written notice in accordance with Section 22 herein. If Lessor declines to offer such lease on terms and conditions at least as favorable as those set forth in this Agreement (including without limitation with respect to the “most favored nations” obligation set forth at Section 11(a) herein), Lessee or its Affiliates may construct such gas conditioning assets or it may purchase or lease such assets from a third party. To the extent Lessee or its Affiliates reasonably require intellectual property owned by Lessor to construct any such assets, Lessee or its Affiliates, as applicable, and Lessor shall first execute and deliver a license agreement in the form attached hereto as Exhibit C.

17.	Negative Covenants Restricting Lessee

(a)	Definitions. For purposes of this Section 17 (unless otherwise specified in the Agreement), the following terms shall have the meanings set forth below:

i.

“Affiliate” means, with respect to any person, any other person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the person specified; provided that for purposes of this definition, neither Lessee, on the one hand, nor Lessor, on the other hand, will be deemed Affiliates of the other.

ii.

“Distribution” means the (a) payment or making of any dividend, distribution, or other payment (whether in cash, securities, or other property) in respect of Stock of any Person and (b) making of any payment or prepayment of principal of, premium, if any, interest, fees, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness subordinated to the payment of the obligations hereunder which for the avoidance of doubt shall include any Indebtedness owed by Lessee to any of its Affiliates.

iii.

“Indebtedness” means all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, except trade payables arising in the ordinary course of business; (c) obligations evidenced by notes, bonds, debentures, or other similar instruments; (d) obligations as lessee under capital leases; (e) reimbursement obligations for drawn amounts under acceptance facilities and letters of credit; (f) guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a creditor against loss, in each case, in respect of indebtedness set out in clauses (a) through (e) of a Person; and (g) indebtedness set out in clauses (a) through (f) of any Person secured by any Lien on any asset of the other Person.

iv.

“Investment” in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise, but (x) exclusive of the acquisition of inventory, supplies, and other assets used, sold or consumed in the ordinary course of business of the Lessee and maintenance capital expenditures and (y) inclusive of the acquisition of equipment and growth capital expenditures) of (i) all or substantially all of the assets, (ii) any division or line of business, (iii) Stock, (iv) bonds, (v) notes, (vi) debentures, (vii) partnership interests, (viii) joint venture interests, (ix) other ownership interests or other securities, or (x) equipment, machinery and/or other means of production (including expenditures related to the construction of such items), in each case of such Person, (b) any advance, loan or other extension of credit (other than in connection with leases of equipment or leases or sales of inventory on credit in the ordinary course of business and excluding intercompany accounts receivable not constituting Indebtedness arising in the ordinary course of business and loans, advances, or debt having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) to such Person, or (c) any other capital contribution to or other capital investment in such Person, including, without limitation, any obligation incurred for the benefit of such Person, but excluding (i) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (ii) bona fide accounts arising in the ordinary course of business. It is further understood and agreed that for purposes of determining the value of any Investment outstanding for purposes hereof, such amount shall be deemed to be the amount of such Investment when made, purchased or acquired less all dividends, returns, interests, profits, distributions, income and similar amounts received in respect of such Investment (not to exceed the original amount invested).

v.

“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever.

vi.	“Note” means that certain Senior Secured Note, dated as of April 28, 2025, by and between PWRTEK, LLC, as Borrower, and ProFrac GDM, LLC, as Noteholder.

vii.	“Note Documents” means, collectively the Note and that certain Security Agreement, dated as of April 28, 2025, by and between PWRTEK, LLC, as the Grantor, and ProFrac GDM, LLC, as the Secured Party.

viii.

“Original Specified Asset Value” means, as of any date of determination, (x) if the Warrants have not at such time been converted to a note in accordance with Section 15 of the Warrant (such conversion to a note pursuant to Section 15 of the Warrant, the “New Note”), the sum of (1) for any shares of Stock of FTK underlying the Warrant (as defined in the Note) that have been sold by Lessee as of such date for cash, the value of the consideration received in connection with any such sale, plus (2) for any shares of Stock of FTK underlying the Warrant (as defined in the Note) that have not been sold as of such date, the aggregate value of such unsold shares (regardless of whether Lessee has previously distributed all or a portion of such Warrants or such underlying shares) of Stock of FTK as of such date calculated based on the 90-day VWAP for the Stock of FTK as of the trading day immediately prior to such date provided that for the avoidance of doubt, as of the date hereof, the amount of outstanding shares underlying the Warrants is 6,000,000 shares and (y) if the Warrants have converted to the New Note, the original principal amount of the New Note.

ix.	“Permitted Investments” means:

1.

(i) Investments existing on the date hereof; and (ii) Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment permitted by clause (1)(i) existing on the date hereof; provided that the aggregate amount of the Investments permitted pursuant to this clause (ii) is not increased from the aggregate amount of such Investments on the date hereof;

2.	Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

3.	deposit accounts maintained in the ordinary course of business;

4.

Investments (including debt obligations and Stock) received in connection with the bankruptcy or reorganization of account debtors, suppliers and customers or in settlement of delinquent obligations of, or other disputes with, account debtors, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

5.	Investments in the ordinary course of business consisting of endorsements for collection or deposit;

6.

Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;

7.	to the extent constituting Investments, Permitted Distributions;

8.	Investments in cash, cash equivalents, and in negotiable instruments deposited or to be deposited for collection in the ordinary course of business; and

9.

to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment (including without limitation, the purchase or acquisition of mobile power generation equipment) or purchases, acquisitions, licenses or leases of other assets, intellectual property, or other rights, in each case in the ordinary course of business; provided, however that the aggregate consideration paid (including any Indebtedness incurred or assumed in connection therewith) for the construction of and/or the purchase and acquisition of equipment, machinery and/or other means of production pursuant to this clause (9) shall not exceed three million dollars ($3,000,000) in any consecutive twelve (12) month period ending on the anniversary date of the date hereof (excluding any such amounts paid for the construction, acquisition, or leasing of any gas conditioning assets in compliance with Section 16 hereof or the Under Construction Assets as defined in the APA); provided, further, that any unused portion of each such $3,000,000 basket may be rolled forward indefinitely until fully utilized.

For purposes of determining compliance with this definition, in the event that any Investment meets the criteria of more than one of the types of Permitted Investments described in the above clauses, the Lessee, in its sole discretion, may classify and reclassify such Investment and only be required to include the amount and type of such Investment in one of such clauses provided that Investments may be allocated among more than one clause to the extent that such Investment meets the criteria of such clauses.

x.	“Permitted Liens” means:

1.

Liens for Taxes arising by operation of law in the ordinary course of business and securing amounts that (i) are not delinquent or past due for more than 60 days, or (ii) are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP (or other applicable accounting principles);

2.

Liens securing the payment of money in an amount not to exceed $2,500,000 arising from any judgment, decree or order of any court or other governmental authority or any attachments in connection with court proceedings; provided, that (i) enforcement proceedings shall not have been commenced by any creditor upon such judgment or order and (ii) there shall not have been a period of 60 consecutive days during which such judgment, decree or order remains unpaid and a stay of enforcement of such judgment, decree or order, by reason of pending appeal or otherwise, has not been in effect;

3.	Liens that are rights of set-off arising as a matter of law;

4.

Liens (i) of a collection bank (including those arising under Section 4-210 of the UCC) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and which are within the general parameters customary in the banking industry;

5.	Liens arising from precautionary UCC filings;

6.	deposits in the ordinary course of business to secure liabilities to insurance carriers, lessors, utilities, vendors, customers, service providers or any seller of goods;

7.

statutory or common law Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith by appropriate proceedings, in each case, if adequate reserves in accordance with GAAP (or other applicable accounting principles) with respect thereto are maintained on the books of the applicable Person; and

8.

non-exclusive licenses and sublicenses, leases or subleases on the property covered thereby (including Intellectual Property) incurred in the ordinary course of business and not otherwise prohibited hereunder.

xi.	“Remaining Specified Asset Value” means, as of any date of determination, the sum of:

1.	Prior to a conversion of the Warrants to the New Note:

i.

the aggregate value of the remaining Warrants (as defined in the Note) owned by Lessee as of such date after giving effect to the making of all Distributions on such date calculated by multiplying the number of shares of Stock of Flotek Industries Inc. underlying such remaining Warrants by the 90-day VWAP for such Stock as of the trading day immediately prior to such date; plus

ii.

without duplication, the aggregate value of any shares of Stock of Flotek Industries Inc. owned by Lessee as of such date after giving effect to the making of any Distribution on such date calculated based on the 90-day VWAP for the Stock of Flotek Industries Inc. as of the trading day immediately prior to such date; plus

iii.	the amount of any cash remaining on the balance sheet of Lessee as of such date after giving effect to the making of any Distribution on such date.

2.	After conversion of the Warrants to the New Note:

i.	the then outstanding principal amount of the New Note; plus

ii.	the amount of any cash remaining on the balance sheet of Lessee as of such date after giving effect to the making of any Distribution on such date.

xii.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, governmental authority, or other entity.

xiii.

“Stock” means all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, unlimited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

xiv.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, assessments, fees, charges or withholdings (including backup withholdings) imposed by any governmental authority, including interest, penalties and additions to tax with respect thereto.

(b)	Investment covenant. Until this Agreement is terminated, the Lessee shall not make any Investments except Permitted Investments.

(c)

Indebtedness covenant. Until this Agreement is terminated, Lessee shall not incur any Indebtedness other than (x) with respect to intercompany loans owed by Lessee to its Affiliates; provided, that the payment of each such intercompany loan is subordinated to payment of the obligations hereunder; provided further, that to the extent that no default for nonpayment is continuing under Section 11(c) hereof, payments on the intercompany loans shall be permitted to the extent permitted under Section 17(e) below and (y) to the extent constituting Indebtedness, obligations of Lessee with respect to this Agreement.

(d)	Lien Covenant. Until this Agreement is terminated, Lessee shall not create, permit or suffer to exist any Lien on any of its property or assets or any interest therein except for Permitted Liens.

(e)

Distribution covenant. Until this Agreement is terminated, Lessee shall not make or agree to pay or make any Distribution, other than the following, so long as no default for nonpayment exists and is continuing as set forth in Section 11(c) or would result therefrom (collectively, “Permitted Distributions”):

i.

Distributions, the proceeds of which are used to pay ProFrac Holding Corp.’s and its subsidiaries’ operating costs and expenses incurred in the ordinary course of business, maintenance capital expenditures, other overhead costs and expenses and fees (including administrative, legal, accounting and similar expenses provided by third parties as well as trustee, director and general partner fees) which are reasonable and customary and incurred in the ordinary course of business and, in each case, attributable to the ownership or operations of the Lessee (including any reasonable and customary indemnification claims made by directors or officers of the ProFrac Holding Corp. or any indirect parent of the Lessee attributable to the direct or indirect ownership or operations of the Lessee);

ii.

Distributions, the proceeds of which shall be used to pay customary salary, compensation, bonus and other benefits payable to officers, employees, consultants and other service providers of ProFrac Holding Corp. or any indirect parent of the Lessee to the extent such salaries, compensation, bonuses and other benefits are attributable to the ownership or operation of the Lessee;

iii.

Distributions, the proceeds of which shall be used to pay franchise, excise and other taxes, and such other fees and expenses required to maintain the Lessee’s (or any of its direct or indirect parents’) existence;

iv.

Distributions in an aggregate amount up to the aggregate amount of prepayment or repayment of principal of the Note paid in cash (and not by set-off) by Lessor; provided, however the aggregate amount of Distributions made pursuant to this clause (iv) shall not exceed $***; and

v.

Commencing on the date which is six months after the Effective Date, additional Distributions of cash, Warrants or the Stock of Flotek Industries Inc. underlying the Warrant (as defined in the Note) in an amount such that the Remaining Specified Asset Value immediately after giving effect to such Distribution shall be no less than the percentage of the Original Specified Asset Value set forth in the row of the table immediately below that corresponds to the date of such Distribution; provided, that for, the first twelve months after Distributions are payable under this clause (v), so long as immediately after giving effect to any such Distribution, if by percentage quantity (notwithstanding whatever the Remaining Specified Asset Value may be) (A) the number of shares of FTK underlying the Warrants owned by Lessee at such time, plus any shares of FTK directly owned by Lessee at such time, divided by (B) six million (6,000,000) results in a percentage no less than the applicable required percentage set forth in the table below with respect to the date of such Distribution, such Distribution shall be permitted pursuant to this clause (v), in an amount equal to the greater of (x) $*** and (y) such amount of Distributions that would otherwise be payable under this clause (v).

Date of Distribution	Required Percentage of Original Specified Asset Value
October 28, 2025 until April 27, 2026	*	**
April 28, 2026 until October 27, 2026	*	**
October 28, 2026 until April 27, 2027	*	**
April 28, 2027 until October 27, 2027	*	**
October 28, 2027 until April 27, 2028	*	**
April 28, 2028 until October 27, 2028	*	**
October 28, 2028 until April 27, 2029	*	**
April 28, 2029 until October 27, 2029	*	**
October 28, 2029 until April 27, 2030	*	**
From and after April 28, 2030	*	**

Lessee shall give Lessor written notice of its intent to make such Permitted Distribution in accordance with this clause (e), the amount of such Permitted Distribution and the date of such Permitted Distribution.

(f)

Third Party Transactions. Until this Agreement is terminated, Lessee shall not engage in any business activities or enter into agreements or transactions with parties unaffiliated with Lessee or Lessor other than (i) performance under this Agreement, the Note Documents and the ProFrac Agreements (as defined in the Note) and any activities and contractual rights incidental thereto, (iii) except as otherwise contemplated under this Agreement, (ii) any transactions, contracts or activities related to the development, construction, design, assembly and utilization of new equipment and (iv) other transactions, activities and contractual rights (x) incidental to maintenance of its corporate or organizational existence and/or (y) that Lessee enters into in the ordinary course as an owner, lessee, lessor of equipment, including without limitation, related to the repair and maintenance of equipment (otherwise in accordance with the provisions hereof), renting or leasing equipment or otherwise maintaining equipment.

18.

Governing Law; Jurisdiction. This Agreement, its terms and conditions and any claims arising therefrom, shall be governed by the laws of the State of Texas without regard to its conflicts of law principles. The Parties consent to personal jurisdiction in any action brought in any court, federal or state, within Tarrant County, Texas, having subject matter jurisdiction arising under this Agreement and with respect to any such Claim, the Parties irrevocably waive, to the fullest extent permitted by law, any claim, or any objection they may now or hereafter have, that venue is not proper with respect to any such suit, action, or proceeding brought in such a court in Tarrant County, Texas, including any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and any claim that a party is not subject to personal jurisdiction or services of process in such forum. LESSEE AND LESSOR EACH KNOWINGLY, UNCONDITIONALLY, AND IRREVOCABLY WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, IN RESPECT OF, ARISING OUT OF, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM (OR AS TO ANY THIRD PARTIES) IN CONNECTION WITH THIS AGREEMENT, ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND THE CONDUCT OF THE PARTIES.

19.

Assignment or Sublease. Lessee may not assign this Agreement, or any interest therein, without the prior written consent of Lessor. Upon five (5) business days’ advance written notice to Lessor, Lessee may sublease any Item of Rental Equipment to an Affiliate or any third-party without Lessor’s consent; provided that Lessee will still remain liable to Lessor for its obligations under this Agreement, including the obligation to make rental payments when due.

20.

Entire Agreement. This Agreement represents the entire agreement between Lessee and Lessor with regard to the subject matter hereof and incorporates all of the understandings of the Parties hereto as to the matters contained herein and supersedes any and all contracts, negotiations, representations, agreements, or other communications reached, participated in or discussed by the parties prior to the execution of this Agreement, whether oral or written, as to such matters.

21.

Miscellaneous. This Agreement may be amended only by a written instrument signed by an authorized agent of both Parties. No failure to exercise and no delay in exercising any right on the part of either Party shall operate as a waiver thereof nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The failure of any Party to insist upon strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right or remedy herein contained, shall not be construed as a waiver or as a relinquishment for the future of such term, provision, option, right or remedy, and the same shall continue and remain in full force and effect on the basis set out herein. If any provision of this Agreement is held to be invalid or illegal by a court of competent jurisdiction, the invalid or illegal term will be deemed excluded from this Agreement and will not invalidate the remaining terms of this Agreement. In the event of any conflict or inconsistency between the provisions of an Exhibit and the provisions of this Agreement, the provisions of the Agreement will govern. The provisions set forth in Sections 2, 6, 11, 12, 13, 14, 18 and this Section 21, and any other provision that by its terms survives termination, shall survive the termination of any Exhibit or this this Agreement to the extent required for their full observance and performance.

22.

Notices. Any notices hereunder shall be in writing addressed as indicated below, and any communication or delivery hereunder shall be deemed to have been duly delivered upon the earliest of: (a) actual receipt by the Party to be notified; (b) if by Federal Express overnight delivery (or other reputable overnight delivery service), two (2) days after deposited with such service; or (c) if by electronic mail, on the date such electronic mail is submitted to the other party, provided that a copy of such notice has also been sent by Federal Express overnight delivery (or other reputable overnight delivery service).

To Lessee:	To Lessor:

ProFrac GDM, LLC 333 Shops Blvd. Suite 301 Willow Park, TX 76087 Attention: Legal Department With E-Mail copy to: ***	PWRTEK, LLC c/o Flotek Industries, Inc. 5775 N. Sam Houston Parkway W. Suite 400 Houston, TX, 77086 Attention: Legal Department

[Signature page follows]

THIS AGREEMENT IS AGREED UPON HERETO AND EXECUTED by a duly authorized representative of Lessee and Lessor as of the Effective Date.

LESSEE: ProFrac GDM, LLC		Lessor: PWRTEK, LLC

Signature: Printed Name: Title:	/s/ Austin Harbour Austin Harbour Chief Financial Officer	Signature: Printed Name: Title:	/s/ J. Bond Clement J. Bond Clement Chief Financial Officer

[Signature Page to Agreement for Equipment Rental]

Exhibit A

Description of

Rental

Equipment

1.

Worksite. The Rental Equipment shall at all times be operating out of Worksites as determined by the Lessee (who shall inform Lessor of the location of such Worksites), and shall not be moved outside of the continental United States without notice to and consent of Lessor. Items marked with an asterisk (*) represent Specified Rental Equipment for purposes of the Agreement.

***

2.	Rental Equipment.

(a)	Description:

(1)

ESD: Emergency Shut Down (ESD) trailers monitor, condition and control feedstock, accommodating changes in composition and location. They operate across a wide pressure range (100-1440 PSIG) and include automatic CNG backup capabilities. These trailers provide remote monitoring capability and actuated valves. They protect assets from unwanted liquids in the fluid stream.

(2)

NGD: Fuel gas distribution trailer, designed to optimize gas flow rates and for precise fuel delivery. Featuring an actuated inlet valve, individual gas meters, and remotely controlled reel valves, it eliminates excess hoses, provides accurate Coriolis Meter readings, minimizes pressure drop, and provides comprehensive monitoring and control through custom software.

(b)	Manufacturer’s instructions and rated capacities: Provided by equipment type and asset at the request of Lessee.

(c)

Regular maintenance Lessee required to perform: All regular maintenance will be performed by the Lessee. Typical maintenance includes regular visual inspections, cleaning, lubrication of moving parts, checking for leaks, verifying proper functionality, and replacing worn components like seals, gaskets, and diaphragms, all according to the manufacturer’s specific guidelines and recommended maintenance schedule

(d)	Specified Original Equipment Manufacturer (OEM) preventative maintenance services Lessor required to perform:

•	Coriolis gas meter certification and calibration

•	Perform zero calibration on metering equipment on Natural Gas Trailers.

•	Bi-annual valve maintenance

•	JP3 Measurement, LLC Verax software and chemometric model service

•	Annual Hydrotesting / Equipment certification

(e)

Wear parts / consumables: Necessary parts will be replaced by the Lessee in the typical course of operation or by the Lessor during scheduled maintenance activities. Replacement parts could include valve seats, gaskets, hoses, fittings, optical fiber, electronic components, and other parts.

* * * *

Exhibit B

Pricing

1.

Rental Payments: Lessee agrees to pay Lessor according to the pricing schedule below for the units listed on Exhibit A. These rental rates are pre-tax amounts and are subject to applicable taxes. For avoidance of doubt, except as set forth below, these rental payments shall begin to accrue for the respective Rental Equipment as of the Start Date for Rental Payments with respect to the specific Item of Equipment, as described below, irrespective of if such equipment is in service as of such date. For purposes of this Exhibit B, “prevailing market rate” means, as of the date of determination, the prevailing rental day rate for which an unaffiliated third party would pay for the relevant Rental Equipment, taking into consideration the age and quality of the relevant Rental Equipment, the applicable lease term and geographic location of the relevant Rental Equipment, in each case as reasonably determined by agreement of the Parties. If the Parties are unable to agree to the prevailing market rate within thirty (30) days, the prevailing market rate will be determined by a panel of three (3) independent arbitrators each having at least 10 years’ experience in the oil and gas industry, including significant experience related to hydraulic fracturing operations. Lessor shall select one arbitrator, Lessee shall select one arbitrator, and the two selected arbitrators shall select a third arbitrator. All such proceedings shall take place in Houston, Texas, and the Parties will share equally the fees and expenses of such arbitrators. The Parties and the arbitrators shall proceed diligently and in good faith in order that a determination (which shall be binding) shall be made as promptly as possible, and within 30 days, as to which of the Parties’ positions most closely reflects the prevailing market rate.

INITIAL TOTAL MONTHLY PAYMENT DUE (calculated by the aggregate daily rates multiplied by 365 divided by 12)	$***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Effective Date

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

Rental Equipment	***

Lease Term	72 Months

Start Date for Rental Payments	Earlier of (i) January 1, 2026 and (ii) the date on which the Rental Equipment has been fully tested, commissioned, and deployed

Payment per unit	$***/day for the first 60 months, and then at the prevailing market rate for the remaining 12 months

Pick up location	***

Drop off location	***

2.

Additional Services; Ancillary Equipment: Lessor or Lessor Group may provide, at Lessee’s request and Lessor’s consent, certain support and maintenance services on a daily basis at a rate of $*** per day (the “Additional Services”). Lessor shall include all charges for Additional Services on its regular monthly invoices. Until January 1, 2026 there will be no additional fees owed by Lessee for the lease of the Ancillary Equipment. After January 1, 2026, to the extent Lessee still requires use of the Ancillary Equipment, Lessor and Lessee agree to negotiate in good faith any fees and related lease terms for the continued lease of any Item of Ancillary Equipment.

* * * *

Exhibit C

Form of License Agreement